Exhibit 10.2

AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into this 18th day of December, 2014, and hereby amends the PURCHASE AND SALE AGREEMENT entered into the 17th day of November, 2014 (the “Agreement”), by and among those signatories listed on the signature pages hereto as “Sellers” (each a “Seller” and, collectively, the “Sellers”) and STERLING PROPERTIES, LLLP, a North Dakota limited liability limited partnership (“Purchaser”).

BACKGROUND

WHEREAS, Sellers and Purchaser have entered into the Agreement set forth above; and

WHEREAS, Sellers and Purchaser desire to amend the Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, the parties hereafter agree as follows:

1.All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

2.Purchaser hereby waives, and releases Sellers and their respective predecessors in title from, any and all claims or objections with respect to all facts or matters set forth in the Title Commitments, Updated Surveys, or on the Deeds as exceptions to the warranties thereof, all of which shall constitute Permitted Exceptions under the Agreement. Purchaser further waives its termination rights under Sections 3.2, 3.3, 4.6 and 4.11 of the Agreement. Notwithstanding the foregoing, Sellers shall comply with clauses (i) and (ii) of the fourth sentence of Section 3.2 of the Agreement by satisfaction of the matters set forth therein or by causing the Title Insurer to “insure over” such matters.

3.Purchaser and Seller acknowledge the existence of required work at the Valley View Apartments in Golden Valley, Minnesota arising out of the sewer inspection completed by the City of Golden Valley.  Purchaser shall undertake all such work after the Closing, and Sellers shall reimburse Purchaser, within ten days of its demand therefore, fifty percent (50%) of all costs incurred in performing the required work up to a maximum amount of reimbursement of $75,000.00. Purchaser’s demand for reimbursement shall include reasonable evidence of all costs and expenditures. This obligation shall survive the Closing and delivery of the Deed

4.At Closing, Sellers shall grant Purchaser a credit of One Hundred Thirty-Two Thousand and No/100 Dollars ($132,000.00) to compensate Purchaser for certain deferred maintenance issues at the Properties. Purchaser shall have the right to allocate the credit in whole or part to any of the Properties.

[signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

SELLERS:

MAPLEWOOD APARTMENTS, LLC

By:
Harvey Filister, Chief Manager

VALLEY VIEW APARTMENTS, LLC

By:
Harvey Filister, Chief Manager

RES APARTMENTS, LLC

By:
Harvey Filister, Chief Manager

BRIGHTON VILLAGE APARTMENTS, L.L.P., a Minnesota limited liability partnership

By:
Harvey Filister, Partner

MASARA PROPERTIES LIMITED PARTNERSHIP, a Minnesota limited partnership

By:
Harvey Filister, Partner

GEORGETOWN COURT LIMITED PARTNERSHIP, a Minnesota limited partnership

By:
Harvey Filister, Partner

MAURICE FILISTER PROPERTIES LP

By:
Harvey Filister, Partner

ROSEDALE ESTATES NORTH, LLC, a Minnesota limited liability company

By:
Harvey Filister, Chief Manager

PURCHASER:

STERLING PROPERTIES, LLLP

By:
Name:
Its: